UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Sabra Health Care REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
SABRA HEALTH CARE REIT, INC. 2021 Annual Meeting June 16, 2021 9:00 AM PT www.virtualshareholdermeeting.com/SBRA2021

SABRA HEALTH CARE REIT, INC. 18500 VON KARMAN AVE. SUITE 550 IRVINE, CA 92612

D41668-P54278

 You invested in SABRA HEALTH CARE REIT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021.

 Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and 2020 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:
1a.	Craig A. Barbarosh	For
1b.	Katie Cusack	For
1c.	Michael J. Foster	For
1d.	Ronald G. Geary	For
1e.	Lynne S. Katzmann	For
1f.	Ann Kono	For
1g.	Raymond J. Lewis	For
1h.	Jeffrey A. Malehorn	For
1i.	Richard K. Matros	For
1j.	Clifton J. Porter II	For
1k.	Milton J. Walters	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Sabra’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3.	Approval, on an advisory basis, of the compensation of Sabra’s named executive officers.	For

NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any adjournments or postponements thereof.

D41669-P54278